UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 14, 2016

GAIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

Gaiam, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Effective as of July 14, 2016, Gaia, Inc. (“Gaia”) amended its Amended and Restated Articles of Incorporation to change its name from “Gaiam, Inc.” to “Gaia, Inc.” (the “Name Change”). A copy of the Articles of Amendment filed with the State of Colorado relating to the Name Change is attached hereto as Exhibit 3.1.

Gaia’s Class A common stock will continue to trade on the Nasdaq Global Market under the symbol “GAIA.”

Item 8.01. Other Events.

On July 14, 2016, Gaia issued a press release announcing the Name Change. A copy of Gaia’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment of Gaia, Inc., dated July 14, 2016

99.1	Press release issued by Gaia, Inc. on July 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIA, INC.

By:	/s/ Paul Tarell, Jr.
Paul Tarell, Jr.
Chief Financial Officer

Date: July 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment of Gaia, Inc., dated July 14, 2016

99.1	Press release issued by Gaia, Inc. on July 14, 2016